SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


Date of Report (Date of earliest event reported) January 22, 1999

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


  Pennsylvania                   0-10822                    25-1229323
(State of other jurisdiction  (Commission File Number)    (IRS Employer
  of incorporation)                                       Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)







Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          Biocontrol Technologies, Inc. (OTCBB:BICO) announced today that the Diasensorr1000 noninvasive glucose sensor made its debut on national television this morning on CBS-TV's "This Morning" show, featured as one of several products that represent the growing area of "painless medicine." The Diasensor 1000 is the world's first commercially available noninvasive testing device for monitoring the blood sugar levels of diabetics. The Company is also currently developing an internet marketing plan that will wrap the Diasensor 1000 into a diabetic home-care telehealth program utilizing the Diasensor for internet transfer of extensive patient data.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information
           and Exhibits.

          (a)  Financial Statements and Businesses Acquired -
               Not Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  January 22, 1999
                                     BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                              Media
Diane McQuaide                                         Susan Taylor
1.412.429.0673  phone                                  1.412.429.0673 phone
1.412.279.9690  fax                                    1.412.279.5041 fax



    BIOCONTROL DIASENSOR 1000 SEEN ON CBS-TV'S "THIS MORNING"

     Pittsburgh, PA - January 22, 1999 - Biocontrol Technology, Inc. (OTCBB:BICO) announced today that the Diasensorr1000 noninvasive glucose sensor made its debut on national television this morning on CBS-TV's "This Morning" show, featured as one of several products that represent the growing area of "painless medicine." The Diasensor 1000 is the world's first commercially available noninvasive testing device for monitoring the blood sugar levels of diabetics. Near infrared light penetrates the patient's skin, picks up a particular pattern in the blood, and reflects this information to the Diasensor's computer. The patient's glucose reading is then displayed. The device is completely noninvasive, uses no extra supplies, and can store a significant amount of patient data. Designed for in-home use by individual diabetic patients, the Diasensor 1000 has already received the CE Mark and is therefore available in Europe.

     The   Company  is  also  currently  developing  an  internet
marketing plan that will wrap the Diasensor 1000 into a diabetic home-care telehealth program utilizing the Diasensor for internet transfer of extensive patient data.

     Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. The Diasensor is marketed by subsidiary Diasensor.com, Inc. also located in Pittsburgh, PA. Diasensor.com owns the patent, marketing and distribution rights to the sensor while Biocontrol has the
exclusive   rights   to   the  research   and   development   and
manufacturing of the sensor.

WEBSITE: www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204